COVID-19	12 Months Ended
Dec. 31, 2020
COVID-19 [Abstract]
COVID-19 [Text Block]

2COVID-19

In 2020 COVID-19 affected the global economy and the company’s results, balance sheet and cash flows presented in these Consolidated financial statements. A discussion on the impact of the pandemic on the company's financial performance and risks is included in Financial performance and Risk management. The impact of the pandemic on significant accounting matters is disclosed below. Other areas have also been affected, but did not have a significant impact and are therefore not separately disclosed.

Estimates and uncertainties

As a result of the uncertainties associated with the nature of the COVID-19 pandemic, and in line with existing accounting policies, the company regularly updates its significant assumptions and estimates to support the reported amounts of assets, liabilities, income and expenses. In relation to areas of judgment and estimates as disclosed in our Significant accounting policies, those which are primarily impacted by COVID-19 include impairment testing, valuation of inventories, measurement of financial instruments and the determination of fair values (for example fair values of acquired identifiable intangible assets, contingent considerations and certain investments). These significant judgments and estimates are further discussed below.

Impairment testing

Impairment testing of goodwill and intangible assets not ready for use

Goodwill and intangible assets not yet ready for use are not amortized but are tested for impairment annually and whenever impairment indicators require such testing. For the Image-Guided Therapy cash-generating unit (CGU), the Sleep & Respiratory Care (S&RC) CGU, and a number of other smaller CGUs, such indicators were identified during the year because of deterioration in the economic environment or market in which these CGUs operate. The impairment tests performed for these CGUs did not result in any impairments.

In addition, for all goodwill and intangible assets not yet ready for use an annual impairment test was performed during Q4 2020.

In determining the recoverable amounts, consideration was given to the uncertainties embedded in the discounted cash flow projections and the appropriateness of key assumptions used in light of the pandemic, which included increased uncertainties around forecasted revenues, higher volatility in applied discount rates and other factors. Further details on these impairment procedures and the results thereof are disclosed in Goodwill and Intangible assets excluding goodwill.

Impairment testing of non-financial assets other than goodwill, intangible assets not yet ready for use, inventories and deferred tax assets

Similar to the above, for certain non-financial assets other than goodwill, intangible assets not yet ready for use, inventories and deferred tax assets, the changes in the economic environment provided an indicator that the carrying amount of the asset may not be recoverable. Uncertainties in the market and volatility in the financial markets resulted in increased levels of judgment in both the value-in-use calculations as well as in determining the fair value less costs of disposal of such an asset. These uncertainties were reflected in updated assessments on the future use of such assets (including useful life assessments) and in updated input parameters used in underlying calculations, which included using revised expected future cash flows due to the pandemic. Further details on the results of these impairment procedures are disclosed in Intangible assets excluding goodwill.

Impairment testing of financial assets

The company recognizes an allowance for expected credit losses (ECLs) for trade receivables, contract assets, lease receivables and debt investments carried at fair value through Other comprehensive income (FVTOCI) and amortized cost. In line with the accounting policy disclosed in the Significant accounting policies, for all financial assets to which the company applies the simplified approach, an updated assessment was made on the lifetime ECL allowance, taking into the account uncertainties resulting from the pandemic. In addition, for those assets to which the company does not apply the simplified approach to measuring ECLs, an assessment was made whether a significant increase in credit risk was observed as a result of COVID-19. In those instances, the allowance was updated to also reflect lifetime ECLs.

In making these assessments, all reasonable and supportable information was considered. Examples of indicators identified included counterparties breaching their agreed payment terms and counterparties requesting extended payment terms or (partial) waivers. In addition, forward looking elements were taken into consideration such as a deterioration of the credit rating of a counterparty or changes in risks associated with specific countries or regions due to COVID-19. Albeit the methodology applied is consistent with prior periods, certain of these factors triggered by the pandemic required an updated assessment of the ECLs. Relevant financial assets were individually assessed and additional ECL allowances were accounted for in those cases where deemed necessary. The overall impact of the increase in the level of ECLs did not have a material impact on the company’s financial assets. The company further concluded that none of the agreed changes with counterparties resulted in a substantial modification of such instruments under IFRS 9 Financial instruments.

Fair values

Certain of the company’s financial instruments and other assets and liabilities are carried at fair value. The fair values included in these Consolidated financial statements reflect market participant views and market data at the measurement date under current market conditions. This implies that due to the increased volatility and uncertainty in the financial markets due to the pandemic, these fair values are subject to significant estimates, in particular for assets and liabilities for which the fair value is based on unobservable inputs (sometimes referred to as Level 3 measurements). Expectations around future cash flows, discount rates and other significant valuation inputs related to the asset or liability as at December 31, 2020 have become subject to a greater level of uncertainty. The fair values determined taking into account these revised input parameters have been reflected in the consolidated balance sheet as of December 31, 2020. There was no significant impact as a result of the pandemic on any individual assets or liabilities carried at fair value. Further reference is made to Fair value of financial assets and liabilities.

Property, plant and equipment

In addition to what has been described above in terms of impairment testing of non-financial assets, the COVID-19 pandemic triggered a significant increase in demand for our products mainly in the Connected Care businesses. As a result, the company made investments during the financial year in order to meet this demand. These investments include, amongst others, additions to existing production lines, establishing new production lines and investing in company-specific tooling used in the supply chain. Assessing the useful life of these new investments involves a significant amount of judgment, due to the volatility in the demand forecast that affects the expected period over which these assets will be used. In certain cases, this assessment has resulted in new machinery and installations being depreciated over a useful life that is less than three years, whereas the normal useful life of these assets would be between 5 and 10 years. In addition, the general market volatility  increased the level of judgment involved in determining the residual values of certain of these assets. Neither of these developments did result in significant changes to our Property, plant and equipment.

Employee benefit accounting

COVID-19 also had an impact on the company’s long-term employee benefits, including defined-benefit plans. Volatility in the financial markets following the COVID-19 outbreak resulted in increased judgment being required in setting key parameters used in determining these benefits, including discount rates, mortality rates, retention rates and other assumptions supporting the actuarial calculations. In those situations, we established the most appropriate parameters with the help of actuaries and taking into consideration relevant economic conditions. For our funded defined-benefit plans, increased fluctuations in the fair values of the plan assets during the financial year ended December 31, 2020 also caused further volatility in the net obligation. Neither of these impacts were significant for the balances as of December 31, 2020.

Provisions other than employee benefits

As described in the Significant accounting policies, the accounting for provisions requires significant judgment around the amount and timing of the outflow of economic benefits required to settle the obligation. As a result of the pandemic, volatility increased in our supplier commitments and customer demand for many of our businesses, requiring the company to assess its related contracts for onerous elements. In doing so, the company applied assumptions and estimates in relation to future demand forecasts, expected costs of termination and the likely outcomes of ongoing negotiations with suppliers. This has resulted in the recognition of an onerous contract provision, for which reference is made to the disclosure on Other provisions included in Provisions. No other provisions were materially impacted by COVID-19.

Inventories

The company’s inventories are stated at the lower of cost or net realizable value. In determining the appropriate level of provision for obsolescence, changes in the aging of inventory items in certain businesses and markets due to COVID-19 were considered throughout the year. In addition, current and potential excess stock levels were analyzed, incorporating the impact COVID-19 had on demand in 2020 as well as revised expectations of future demand for these items. No material change in the provision for obsolescence was identified as a result of these procedures.

Due to the changes in demand and therefore production levels within several of our businesses, the company evaluated its standard cost prices, particularly in relation to the absorption of overhead costs and additional costs. The company assessed, based on currently available information, that the change in demand and production levels is not expected to be a sustained change and therefore the standard cost prices were not updated relating to those elements.

Taxes

In response to COVID-19, many governments have changed tax regulations aimed at deferring tax filings and payments, providing tax relief and offering financial assistance. Apart from applied payment deferrals on social contribution payments, the company has no material payment deferrals. In determining the recoverability of deferred tax assets, the company took into account the uncertainties caused by the COVID-19 pandemic in its projections on the results of future operations that will generate taxable income, which did not result in a significant impact.

Treasury and other financial risks

Philips is exposed to several types of financial risks. In terms of liquidity risk, the company has taken a number of different measures to manage this risk. In addition to the successful placement of EUR 1,000 million fixed-rate notes in March (of which EUR 500 million Sustainability Innovation notes), the company also completed the remainder of the EUR 1.5 billion share buyback program that was announced on January 29, 2019 through individual forward contracts, with settlement dates extending into the second half of 2021. Furthermore, the 2019 Annual Incentive of the Board of Management and the final dividend declared against the net income of 2019 were settled in shares instead of cash. Overall, the company has a solid liquidity position and the company’s liquidity risk management procedures have not changed significantly because of COVID-19. No significant concentration risks have been identified as a result of COVID-19 and the company continues to have access to its existing lines of credit. These lines of credits, along with other financial risks to which Philips is exposed, are disclosed in Details of treasury and other financial risks. Apart from the above measures, COVID-19 did not have a significant impact on other financial risks, including how we manage those.